UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event Reported): May 1, 2019

Akorn, Inc.

(Exact Name of Registrant as Specified in Charter)

Louisiana	001-32360	72-0717400
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

1925 W. Field Court, Suite 300, Lake Forest, Illinois 60045

(Address of Principal Executive Offices) (Zip Code)

(847) 279-6100

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, No Par Value	AKRX	The NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note

This Amendment No. 1 (this “Amendment”) amends the Current Report on Form 8-K filed by Akorn, Inc. (the “Company”) with the U.S. Securities and Exchange Commission (the “SEC”) on May 1, 2019 (the “Original Form 8-K”). The Original Form 8-K reported under Item 5.07 the final voting results of the Company’s 2019 Annual Meeting of Shareholders held on May 1, 2019, including approval of an amendment to the Company’s 2017 Omnibus Incentive Compensation Plan. The sole purpose of this Amendment is to add disclosure under Item 5.02 and Item 9.01 below regarding the amendment to the Company’s 2017 Omnibus Incentive Compensation Plan. Except as set forth herein, no other modifications have been made to the Original Form 8-K.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 1, 2019, the Company’s shareholders approved an amendment to its 2017 Omnibus Incentive Compensation Plan (as amended, the “Omnibus Plan”) at the 2019 Annual Meeting of Shareholders. A description of the Omnibus Plan is contained on pages 30 – 38 of the Company’s definitive proxy statement filed with the SEC on March 22, 2019 and is incorporated herein by reference. The description of the Omnibus Plan does not purport to be complete and is qualified in its entirety by reference to the full text of the Omnibus Plan, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated in this Item 5.02 by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

10.1	Akorn, Inc. 2017 Omnibus Incentive Compensation Plan, as amended, (incorporated by reference to Appendix A of the Registrant’s Definitive Proxy Statement on Schedule 14A filed with the SEC on March 22, 2019).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Akorn, Inc.

Date: August 2, 2019	By:	/s/ Duane A. Portwood
Duane A. Portwood
Chief Financial Officer